UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 14, 2024

Mondee Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd Suite 400 Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)
(866) 855-9630
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MOND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On August 14, 2024, Mondee Holdings, Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries, on the one hand, and TCW Asset Management Company, a Delaware limited liability company (the “Administrative Agent”), Wingspire Capital LLC, a Delaware limited liability company (“Wingspire”), and the lenders from time to time (the “Lenders”) party to the Financing Agreement (as defined herein), on the other hand, entered into that certain Amendment No. 21 (the “Amendment”) to that certain financing agreement, dated as of December 23, 2019 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Financing Agreement”).

The Amendment memorializes certain agreements made by the parties, including, among other items, the following: (1) extends the final maturity date of the term loan and line of credit under the Financing Agreement to August 31, 2025, and provides that the the maturity date will be automatically extended to June 30, 2028 if the Company executes a letter of credit facility in the aggregate face amount of $15.0 million (“L/C Facility”); (2) includes additional term loans with net proceeds of $5.0 million (“Net Incremental Financing”) contingent on the closing of the L/C Facility; (3) specifies the timing of payments of principal and interest on the Term Loan, waives a portion of the July 31, 2024 refinancing fees, and removes the requirement to pay refinancing fees on the outstanding term loan balance after July 31, 2024; (4) specifies additional amendment fees associated with the term loan; and (5) amends certain financial covenants of the term loan.

The foregoing summary of the Amendment is qualified in its entirety by reference to the Financing Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference, and by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

On August 14, 2024 (the “Closing Date”), the Company executed an amended and restated Certificate of Designation of Preferences, Rights and Limitations of Series A-1, Series A-2 and Series A-3 Preferred Stock (the “Preferred Amendment”). The Preferred Amendment will become effective upon the Company meeting certain contingency conditions, including the execution of the above-mentioned L/C Facility, which automatically triggers the funding of the Net Incremental Financing under the Amended Financing Agreement, and the payment of certain fees (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the “Preferred Amendment Effective Date”). Following the Preferred Amendment Effective Date, the Preferred Amendment extends the put right date on the Company’s preferred stock to December 31, 2028, and removes the provision that accelerates the put right date to March 31, 2026 in the event the Company does not achieve at least $50.0 million in Adjusted EBITDA for fiscal year 2025. The Preferred Amendment also includes quarterly financial covenants for the outstanding shares of preferred stock. In conjunction with the Preferred Amendment, the Company executed a warrant agreement (the “New Warrant Agreement”) for the issuance of common stock warrants for 5% of shares of common stock outstanding as of the Closing Date, plus another potential two allocations of 2.5% each on September 30, 2026 and September 30, 2027, respectively, and amended and restated the Amended and Restated Warrant Agreement, dated October 17, 2023 (the “Second Amended and Restated Warrant Agreement”). These common stock warrants are to be issued on specified dates on or after the Preferred Amendment Effective Date and at various strike prices, based on terms governing the warrant agreement. The Company also amended and restated the Second Amended and Restated Registration Rights Agreement to include rights for the holders of the New Warrants (the “Third Amended and Restated RRA”).

The foregoing summary of the Preferred Amendment is qualified in its entirety by reference to (1) the Preferred Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference, to (2) the Third Amended and Restated Certificate of Designation, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference, to (3) the Second Amended and Restated Warrant Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference, to (4) the New Warrant Agreement, a copy of which is attached hereto as Exhibit 4.2 and incorporated herein by reference, and (5) by reference to the Third Amended and Restated Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.3 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation of a Parent

The information contained in (or incorporated by reference into) Item 1.01 is incorporated into Item 2.03 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the approval of the Amendment to the Financing Agreement and the Preferred Amendment, the Board of Directors of the Company approved a grant of (i) up to 2,500,000 compensation units, to be paid in shares of Common Stock (“Management Compensation Units”) to be granted upon the final effectiveness of the Amendment, and (ii) up to 2,500,000 shares of Management Compensation Units to be granted upon the one-year anniversary of the Financing Extension, in each case to be allocated as directed by the Company's Chief Executive Officer.

Item 7.01 Regulation FD Disclosure

On August 14, 2024, the Company issued a press release announcing the executed Amendment and Preferred Amendment, which is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment and Restatement of the Second Amended and Restated Certificate of Designation dated as of August 13, 2024, by and between the Company and the parties listed on the signature pages thereto
3.2†	Third Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series A-1, Series A-2 and Series A-3 Preferred Stock
4.1	Second Amended and Restated Warrant Agreement, dated August 13, 2024, by and between the Company and Continental Stock Transfer & Trust Company
4.2	New Warrant Agreement, dated August 13, 2024, by and between the Company and Continental Stock Transfer & Trust Company
4.3	Third Amended and Restated Registration Rights Agreement, dated August 14, 2024, by and among the Company and the parties listed on the signature pages thereto
10.1†	Financing Agreement dated as of December 23, 2019, as amended (incorporated by reference to Exhibit 10.43 filed with the Company’s Form S-4/A on June 13, 2022).
10.2†	Amendment No. 21 to the Financing Agreement, dated August 14, 2024
99.1	Press Release, dated August 14, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
†	Certain confidential information (indicated by brackets and asterisks) has been omitted from this exhibit because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEE HOLDINGS, INC.

Dated: August 20, 2024

	By:	/s/ Jesus Portillo
Name: Jesus Portillo Title: Chief Financial Officer